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                                                                  EXHIBIT 23.02

                      CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the use in this registration statement on Form S-1 of our report dated March 31, 1999, except as to the stock split described in
Note 20, which is as of April 5, 1999, relating to the consolidated financial statements of HomeStore.com, Inc. which appear in such registration statement. We also consent to the reference to us under the heading "Experts" in such registration statement.

/s/ PricewaterhouseCoopers LLP

Century City, California
May 20, 1999